Exhibit 99.1

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Exhibit 99.1

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A Leading Provider of
Orthopaedic and Urologic
Non-Invasive Surgical Services

Safe Harbor Statement

Except for historical information, the statements made in the presentation are forward-looking statements involving significant risks and uncertainties.  These risks and uncertainties, including those related to the future financial position and business strategy of the Company are detailed in the Company’s filings with the Securities and Exchange Commission.

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Company Profile

•       A leading provider of non-invasive urologic services

•       The pioneer of Orthotripsy® ESWT in the U.S.

•       OssaTron® is the first FDA approved device for treating orthopaedic conditions

•       First mover in potential $2 billion market

•       148 business locations in 47 states

•       Relationship with approximately 15% of all U.S. urologists

•       A leading provider of technical support for non-invasive devices (>200 machines under contract)

•       In-house technical support with R&D activities for new devices

Corporate Strategy

•       Continue generating strong cash flow and earnings from urology operations

•       Build national network of OssaTron® partnerships

•       Establish the OssaTron as the premier orthopaedic shock wave device

•       Leverage physician network with additional urologic or orthopaedic services associated with new technologies

Market Drivers

•       Growing demand for non-invasive and minimally invasive surgical procedures

•       Desire of doctors to participate in ancillary revenue opportunities

•       Trend from health care facilities to outsource specialized services

Potential Physician Partners

Orthopaedic Surgeons	—	17,700
Podiatric Surgeons	—	13,300
Physical Therapy Doctors	—	1,000
Urologic Surgeons	—	7,000
	Total	39,000

Multiple Revenue Sources

•       Turnkey Clinical and Technical Services provided to doctors, hospitals and patients

•       Management Fees from Partnerships

•       Sale of Equipment — LithoTron®, OssaTron®

•       Sale of Consumables

•       Equipment Maintenance and Support

•       Syndication Profits

Lithotripsy

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Technology Leadership — The LithoTron®

A Safe, Effective, Non-Invasive Solution

•       One of the best success rates (86.1%) and lowest re-treatment rates (4.1%) available

•       Outpatient treatment in about 30 minutes

•       Approved by the FDA in July, 1997; a record 9 weeks after submission of PMA

•       High degree of mobility enables one device to serve multiple facilities - lower cost of ownership

•       Proven physician partnership model helps to capture/maintain market share

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Lithotripsy Economics

•       Average location now treating 400 cases per year

•       Reimbursement averages $2,000 per procedure

•       Operating costs average $300,000 per year

•       Partnership operating profits average $500,000 per year

•       HealthTronics Surgical Services’ average partnership stake is 35%

Partnership Re-Syndication of Litho Group Partnerships

•       Planned to introduce new partners to existing partnerships

•       Goal = Long-term business growth and increased market share

•       Results: Added approximately 200 physician investors to three lithotripsy partnerships

•       New York, Florida and Georgia

•       Raised $5.8 million after tax used to retire long-term debt

[MAP]

Prostate Services

•       Transurethral Microwave Therapy

•       Treatment of enlarged non-cancerous prostate conditions

•       Outpatient procedure

•       Projected to treat 3000+ cases in 2003, making us the largest provider in the U.S.

•       Partnership model does not generally apply

•       Cryosurgery (controlled freezing)

•       Minimally invasive treatment of prostate cancer

•       Outpatient or limited stay procedure

•       185,000 new cases in the U.S. each year

•       Equivalent outcomes compared to radiation but faster and less expensive

•       Partnership model applies

Orthotripsy® with OssaTron®

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OssaTron® Treatment for Chronic Plantar Fasciitis

•       American Podiatric Medical Association estimates over 17 million cases of heel pain in U.S. per year

•       Over 10,000 patients treated to date in U.S. by HealthTronics

•       HealthTronics patient history (2000 to present) demonstrates high success rates for chronic sufferers (re-treatment rates <10%)

•       Based on current data, outcomes appear to be better than with surgery

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OssaTron® Treatment for Epicondylitis

•       More than “tennis” elbow

•       Opens up orthopaedic market for OssaTron

•       Simple procedure easily learned by doctor

•       In FDA study, 90% of patients received a positive benefit; 64% had excellent or good outcome

•       Minimal complications

•       Training of physicians now underway

Orthopaedic US Market
Opportunity

Condition	Estimated # of Cases per Year	Estimated Market Size
Heel Spurs	250,000	$500 Million
Tennis Elbow	250,000	$500 Million
Achilles Tendonitis	100,000	$250 Million
Patellar Tendonitis	100,000	$250 Million
Shoulder Tendonitis	100,000	$250 Million
Delayed Union Fractures	25,000	$100 Million
AVN of the Femoral Head	25,000	$100 Million
	Total	$1.95 BILLION

Orthotripsy vs. Traditional
Surgery for Plantar Fasciitis

	Orthotripsy	Traditional Surgery
Anesthesia	Local or IV sedation	General anesthesia or Spinal
Procedure Time	< 30 minutes	1 hour (approx.)
Incision	No	Yes
Post-op Status	Heel pad	Boot cast, crutches
Complications	Bruising, occasional slight numbness	Bleeding, wound infection, compromised foot function, nerve damage
Recovery Time	2-3 Days	2-3 months
Post-op Analgesia	Minimal	In quantity
Approximate Cost	$2,500	1.5 to 2 times Orthotripsy

OssaTron® Trained Physicians

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Media Coverage

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OssaTron® FDA Status

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Treatment Locations

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Service Locations

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Patient Treatments

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Revenues

(in thousands)

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Fully Diluted Earnings per Share

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*GAAP earnings were $.73, which includes gain on sale of $.18 from disposition of USL

Management

•      Argil Wheelock, M.D. — Chairman & CEO since 1996

20 years experience in physician-related business activities. Practicing urologist, 1979-1996.  Public company consultant 1991-1996.

•      Martin McGahan — CFO since 2001

15 years experience in healthcare finance, business development and corporate finance with various public and private companies.

•      Ronald Gully — COO of Orthopaedic Division since 2001

15 years experience in healthcare services.  Former CEO of Ascension Corporation, a healthcare billing and management firm.

•      Price Dunaway — COO and SVP of Lithotripsy Operation since 2003

20 years experience in healthcare.

•      Brad Devine — COO and SVP of Equipment Sales and Service since 1999

20 years experience in equipment maintenance and service positions.  Former technician in the US Air Force Biomedical Technology Support Division.

Stock Profile

Nasdaq:	HTRN
Share Price:	$9.00
52 Week Range:	$17.75 — $6.04
Shares Outstanding:	11.4 Million
Market Capitalization:	$103 Million
Average Daily Volume:	146,000
2001 EPS:	$0.28
2002 EPS:	$0.55*
2003 Est. EPS:	$0.65 - $0.70

*GAAP earnings were $.73, which  includes gain on sale of $.18 from disposition of USL

Reasons to Invest in HTRN

•       Rapidly growing innovator with the first FDA-approved device for Orthotripsy

•       Addressing large untapped orthopaedic market that could exceed $2 billion

•       Steady cash flow from kidney lithotripsy business financing new opportunities in orthopaedics and urology

•       Physician network that will be leveraged to offer additional products and services

•       Record of strong growth in sales and earnings

•       Experienced management team

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